===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------



       Date of Report (Date of Earliest Event Reported): August 14, 2000

                              MEDIAONE GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               1-8611                                  84-0926774
-------------------------------------      -----------------------------------
      (Commission File Number)             (I.R.S. Employer Identification No.)


       188 INVERNESS DRIVE WEST
         ENGLEWOOD, COLORADO                              80112
-----------------------------------------   -----------------------------------
(Address of Principal Executive offices)                (Zip Code)

                                (303) 858-3000
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             (Registrant's Telephone Number, Including Area Code

                                     N/A
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        (Former Name or Former Address, if changed Since Last Report)

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


Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)               EXHIBITS


EXHIBIT NO.                                 EXHIBIT
-----------                                 -------
4-A               Form of Fifth Supplemental Indenture among MediaOne Group,
                  Inc., AT&T Corp. and Bank One Trust Company, NA, as Trustee.

4-B               Form of Seventh Supplemental Indenture between MediaOne Group,
                  Inc. and Wells Fargo Bank Minnesota, National Association, Trustee.

4-C               Form of Fifth Supplemental Indenture among MediaOne Group,
                  Inc., MediaOne Group Funding, Inc. and Wells Fargo Bank Minnesota,
                  National Association, Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDIAONE GROUP, INC.


                                            By:  /s/ Stephen E. Brilz
                                                 -----------------------------
Date:  August 14, 2000                           Name:  Stephen E. Brilz
                                                 Title:  Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                                 EXHIBIT
-----------                                 -------
4-A               Form of Fifth Supplemental Indenture among MediaOne Group,
                  Inc., AT&T Corp. and Bank One Trust Company, NA, as Trustee.

4-B               Form of Seventh Supplemental Indenture between MediaOne Group,
                  Inc. and Wells Fargo Bank Minnesota, National Association, Trustee.

4-C               Form of Fifth Supplemental Indenture among MediaOne Group,
                  Inc., MediaOne Group Funding, Inc. and Wells Fargo Bank Minnesota,
                  National Association, Trustee.